Fourth Quarter/Full Year 2025 Earnings Presentation February 2026 CSE: TRUL OTCQX: TCNNF

www.trulieve.com 2 Forward-Looking Statements Unless the context otherwise requires, the terms “Company,” “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. This presentation includes forward-looking information and statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”). These forward-looking statements relate to the Company’s expectations or forecasts of business, operations, financial performance, cash flows, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding the Company’s 2026 objectives, growth opportunities, and positioning for the future. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the Company’s current projections and expectations about future events and financial trends that management believes might affect its financial condition, results of operations, business strategy and financial needs, and on certain assumptions and analysis made by the Company in light of the experience and perception of historical trends, current conditions and expected future developments and other factors management believes are appropriate. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and in our periodic reports subsequently filed with the United States Securities and Exchange Commission and in the Company’s filings on https://www.sedarplus.ca/landingpage/. Although the Company believes that any forward-looking statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such statements, there can be no assurance that any such forward-looking statements will prove to be accurate, and accordingly, readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward- looking statements. Any forward-looking statements herein are made as of the date hereof and, except as required by applicable laws, the Company assumes no obligation and disclaims any intention to update or revise any forward-looking statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking statements herein, whether as a result of new information, future events or results, or otherwise. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted SG&A, adjusted SG&A as % revenue, adjusted net income (loss), adjusted net income (loss) per diluted share, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, and free cash flow. The Company calculates adjusted SG&A as SG&A less extraordinary expenses; adjusted SG&A margin as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted net income (loss) per diluted share as adjusted net income (loss) divided by basic and diluted shares outstanding; EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization; EBITDA margin as EBITDA as % of revenue; adjusted EBITDA as net income (loss) before net interest expense, interest income, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue; free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Financial Measures”. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • Full Year and Fourth Quarter 2025 Financial Highlights • Full Year and Fourth Quarter 2025 Operational Highlights • Revenue Highlights • Recent Developments • 2026 Focus Areas • Financial Targets • Financial Highlights • Tax Position • Reconciliation of Non-GAAP Financial Measures • Brands

www.trulieve.com 5 Full Year 2025 Financial Highlights* • Revenue $1.2 billion, with 94% of revenue from retail sales • GAAP gross profit of $711 million and 60% gross margin • Net loss attributable to common shareholders of $116 million • Adjusted net loss of $27 million excludes non-recurring charges, asset impairments, disposals and discontinued operations • Record adjusted EBITDA of $427 million, or 36% of revenue, up 2% year over year • Record cash flow from operations of $273 million and free cash flow of $229 million * Adjusted net (loss) income, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Fourth Quarter 2025 Financial Highlights* • Revenue $293 million, with 93% of revenue from retail sales • GAAP gross profit of $175 million and 60% gross margin • Net loss attributable to common shareholders of $43 million • Adjusted net loss of $3 million excludes non-recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $105 million, or 36% of revenue • Cash flow from operations of $59 million and free cash flow of $56 million * Adjusted net (loss) income, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 7 Full Year and Fourth Quarter 2025 Operational Highlights* • Redeemed $368 million of senior secured notes due 2026 • Repaid $15.8 million mortgage due 2032 • Closed $140 million private placement of senior secured notes due 2030 at 10.5% interest rate • Granted conditional approval for a Dispensing Organization license under the Texas Compassionate Use Program • Released a new mobile app serving Florida customers enabling patients to browse and reserve products, view promotions, and check rewards status through a seamless digital experience • Added 11 dispensaries in 2025, with 233 retail locations nationwide at year end

www.trulieve.com 8 Revenue Highlights • Retail revenue $1.1 billion in 2025 • Traffic and units up 5% each year over year • Record wholesale revenue $71 million in 2025 • Increased 23% year over year • Sold over 50 million branded products in 2025 • Modern Flower and Roll One accounted for almost half • Customer retention 70% companywide and 78% medical only in the fourth quarter • Grew rewards program to 915,000 members as of December 31, 2025 • Exited year with 30% of retail locations outside of the state of Florida and 85% of dispensaries serving only medical patients

www.trulieve.com 9 Recent Developments • Closed second tranche $60 million private placement of senior secured notes due 2030 at 10.5% interest rate • Opened one dispensary in Fort Myers, Florida • Currently operate 234 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 10 2026 Focus Areas Expand Access to Cannabis • Support federal reform including Rescheduling, SAFER Banking, and uplisting • Support state expansion including Florida, Georgia, Pennsylvania, and Texas Grow Loyal Customer Base • Attract and Retain Customers • Deliver Exceptional Customer Experiences • Build and Reinforce Brand Loyalty Elevate Branded Product Portfolio • Manage Portfolio of Internal and Partner Brands • Launch New and Innovative Products Invest in Growth Initiatives • Expand Retail, Production, and Distribution Network • Invest in Technology and Infrastructure

www.trulieve.com 11 Financial Targets Financial Targets: • Anticipate first quarter revenue will be down low to mid single-digits compared to the fourth quarter • 2026 cash flow from operations of at least $250 million expected • 2026 capital expenditures up to $85 million expected (including internal use software) Financial Position as of December 31, 2025: • $256 million in cash • $232 million of debt at 9.4% interest

www.trulieve.com 12 Financial Highlights* *Adjusted SG&A, adjusted SG&A as % revenue, adjusted net (loss) income, adjusted net (loss) income per diluted share, adjusted EBITDA, and adjusted EBITDA margin are Non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures. **Includes discontinued operations. INCOME STATEMENT HIGHLIGHTS (USD millions, except per share data) Q4:25 Q3:25 Q2:25 Q1:25 Q4.24 Q3:24 Q2:24 Q1:24 Q4:23 2025 2024 2023 Revenue 293.1 288.2 302.1 297.8 301.1 284.3 303.4 297.6 287.0 1,181.2 1,186.5 1,129.2 Gross profit 175.2 169.9 182.9 183.2 187.0 173.3 181.6 173.8 153.9 711.2 715.7 588.6 Gross margin 59.8% 58.9% 60.6% 61.5% 62.1% 61.0% 59.9% 58.4% 53.6% 60.2% 60.3% 52.1 % SG&A 126.3 99.0 101.1 118.8 157.9 148.6 102.6 101.3 96.3 445.2 510.5 386.2 SG&A as % revenue 43.1% 34.4% 33.5% 39.9% 52.4% 52.3% 33.8% 34.0% 33.6% 37.7% 43.0% 34.2 % Adjusted SG&A 88.6 86.9 91.2 91.4 93.3 96.1 93.0 86.6 83.7 358.1 368.9 336.1 Adjusted SG&A as % revenue 30.2% 30.2% 30.2% 30.7% 31.0% 33.8% 30.6% 29.1% 29.2% 30.3% 31.1% 29.8 % Depreciation and amortization 29.4 29.5 29.4 29.3 28.6 28.3 28.1 27.8 27.2 117.6 112.8 109.8 Net (loss) income** (42.9) (26.8) (13.8) (32.9) (59.8) (60.2) (12.0) (23.1) (33.4) (116.4) (155.1) (526.8) Net (loss) income continuing operations (44.9) (23.7) (15.8) (32.1) (60.5) (60.2) (10.7) (23.5) (36.6) (116.6) (154.9) (435.9) Adjusted net (loss) income (3.1) (12.5) (7.7) (3.4) 2.9 (11.9) 0.2 (10.2) (22.8) (26.7) (19.0) (69.8) Net (loss) income per diluted share** (0.22) (0.14) (0.07) (0.17) (0.27) (0.33) (0.05) (0.17) (0.18) (0.61) (0.82) (2.79) Net (loss) income continuing operations per diluted share** (0.23) (0.11) (0.07) (0.16) (0.26) (0.32) (0.04) (0.16) (0.19) (0.58) (0.79) (2.28) Adjusted net (loss) income per diluted share** (0.02) (0.07) (0.04) (0.02) 0.02 (0.06) 0.00 (0.05) (0.12) (0.14) (0.10) (0.37) Adjusted EBITDA 104.8 102.7 110.6 109.2 111.4 96.1 107.0 105.8 87.8 427.3 420.2 322.3 Adjusted EBITDA Margin 35.8% 35.6% 36.6% 36.7% 37.0% 33.8% 35.2% 35.5% 30.6% 36.2% 35.4% 28.5%

www.trulieve.com 13 Financial Highlights SHARE COUNT ESTIMATE (millions as of December 31, 2025 on as if converted basis) Subordinate Voting Shares 169.1 Multiple Voting Shares* 0.2 Total Shares Outstanding 192.3 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 4.2 excludes 5.2 million unexercisable options excludes 5.8 million nonvested RSUs Pro Forma Estimated Shares 196.5

www.trulieve.com 14 Tax Position • In Q4 2023, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming $143 million of refunds and corresponding amended state returns claiming $31 million of refunds • Amended returns were supported by legal interpretations that challenge the tax liability under Section 280E of the Internal Revenue Code • While challenge is ongoing, taxes are swept into an uncertain tax position • Balance sheet includes $114 million from amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $668 million at December 31, 2025, with $630 million related to this tax challenge • Trulieve continues to make tax payments as a customary U.S. taxpayer without tax payments associated with 280E of the tax code until final resolution is reached • Tax payments on deposit from 2022 and 2023 were $94 million at December 31, 2025 • Without the effect of 280E, Q4 2025 and full year 2025 net income would have been positive

www.trulieve.com 15 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Net loss attributable to common shareholders $ (42.9) $ (59.8) $ (26.8) $ (116.4) $ (155.1) Add (deduct) impact of: Interest expense, net $ 14.7 $ 14.6 $ 16.1 $ 63.5 $ 62.2 Interest income $ (3.4) $ (3.2) $ (4.4) $ (14.5) $ (14.7) Provision for income taxes $ 47.9 $ 47.6 $ 53.0 $ 208.1 $ 197.6 Depreciation and amortization $ 29.4 $ 28.6 $ 29.5 $ 117.6 $ 112.8 Depreciation included in cost of goods sold $ 14.2 $ 13.5 $ 13.9 $ 55.8 $ 53.6 EBITDA (Non-GAAP) $ 59.9 $ 41.3 $ 81.3 $ 314.1 $ 256.4 EBITDA Margin (Non-GAAP) 20% 14% 28% 27% 22% Impairment and other charges, net of (recoveries) $ 4.1 $ (0.9) $ (0.9) $ 4.8 $ (5.3) Campaign and political contributions $ 32.4 $ 54.8 $ 6.3 $ 66.1 $ 117.5 Acquisition, transaction, and other non-recurring costs $ 4.7 $ 7.6 $ 3.8 $ 13.2 $ 18.2 Share-based compensation $ 4.0 $ 4.6 $ 5.8 $ 20.5 $ 20.2 Loss on debt extinguishments, net $ 1.7 $ — $ — $ 1.7 $ — Other (income) expense, net $ (0.6) $ 2.8 $ 1.2 $ 1.4 $ 7.6 Discontinued operations, net of tax, attributable to common shareholders $ (1.4) $ 1.1 $ 5.0 $ 5.6 $ 5.7 Adjusted EBITDA (Non-GAAP) $ 104.8 $ 111.4 $ 102.7 $ 427.3 $ 420.2 Adjusted EBITDA Margin (Non-GAAP) 36% 37% 36% 36% 35 % For the Full Year Ended December 31, 2024 December 31, 2025(Amounts expressed in millions of United States dollars; unaudited) December 31, 2025 December 31, 2024 September 30, 2025 For the Three Months Ended

www.trulieve.com 16 Reconciliation of Non-GAAP Financial Measures Adjusted Net (Loss) Income and Adjusted Net (Loss) Income Per Diluted Share Net loss attributable to common shareholders $ (42.9) $ (59.8) $ (26.8) $ (116.4) $ (155.1) Net (income) loss from discontinued operations, net of tax, attributable to common shareholders $ (1.4) $ 1.1 $ 5.0 $ 5.6 $ 5.7 Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ 9.0 $ — $ — $ — Net loss from continuing operations available to common shareholders $ (44.3) $ (49.7) $ (21.8) $ (110.8) $ (149.4) Add (deduct) impact of: Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ (9.0) $ — $ — $ — Impairment and other charges, net of (recoveries) $ 4.1 $ (0.9) $ (0.9) $ 4.8 $ (5.3) Campaign and political contributions $ 32.4 $ 54.8 $ 6.3 $ 66.1 $ 117.5 Acquisition, transaction, and other non-recurring costs $ 4.7 $ 7.6 $ 3.8 $ 13.2 $ 18.2 Adjusted net (loss) income (Non-GAAP) $ (3.1) $ 2.9 $ (12.5) $ (26.7) $ (19.0) Net loss attributable to common shareholders $ (0.22) $ (0.31) $ (0.14) $ (0.61) $ (0.82) Net (income) loss from discontinued operations, net of tax, attributable to common shareholders $ (0.01) $ 0.01 $ 0.03 $ 0.03 $ 0.03 Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ 0.05 $ — $ — $ — Net loss from continuing operations available to common shareholders $ (0.23) $ (0.26) $ (0.11) $ (0.58) $ (0.79) Add (deduct) impact of: Adjustment of formerly redeemable non-controlling interest to maximum redemption value $ — $ (0.05) $ — $ — $ — Impairment and other charges, net of (recoveries) $ 0.02 $ (0.00) $ (0.00) $ 0.03 $ (0.03) Campaign and political contributions $ 0.17 $ 0.29 $ 0.03 $ 0.35 $ 0.62 Acquisition, transaction, and other non-recurring costs $ 0.02 $ 0.04 $ 0.02 $ 0.07 $ 0.10 Adjusted net (loss) income per diluted share (Non-GAAP) $ (0.02) $ 0.02 $ (0.07) $ (0.14) $ (0.10) Basic and diluted shares outstanding 191.7 190.0 191.3 191.3 190.0 (Amounts expressed are per share except for shares which are in millions; unaudited) December 31, 2024 December 31, 2025 For the Full Year EndedFor the Three Months Ended September 30, 2025 December 31, 2024 December 31, 2025 (Amounts expressed in millions of United States dollars; unaudited) December 31, 2025 For the Three Months Ended December 31, 2024 September 30, 2025 For the Full Year Ended December 31, 2025 December 31, 2024

www.trulieve.com 17 Reconciliation of Non-GAAP Financial Measures Free Cash Flow and Adjusted SG&A Cash flow from operating activities $ 59.2 $ 30.7 $ 76.8 $ 272.8 $ 271.5 Payments for property and equipment $ (3.4) $ (42.7) $ (12.3) $ (44.2) $ (122.6) Free cash flow (Non-GAAP) $ 55.8 $ (12.0) $ 64.4 $ 228.6 $ 148.9 SG&A $ 126.3 $ 157.9 $ 99.0 $ 445.2 $ 510.4 Acquisition, transaction, and other non-recurring costs $ (37.7) $ (64.7) $ (12.1) $ (87.1) $ (141.5) Adjusted SG&A (Non-GAAP) $ 88.6 $ 93.3 $ 86.9 $ 358.1 $ 368.9 December 31, 2025 For the Full Year Ended December 31, 2024 December 31, 2025 December 31, 2024 (Amounts expressed in millions of United States dollars; unaudited) December 31, 2025 December 31, 2024 For the Three Months Ended September 30, 2025 For the Full Year EndedFor the Three Months Ended (Amounts expressed in millions of United States dollars; unaudited) December 31, 2025 December 31, 2024 September 30, 2025

www.trulieve.com 18 Brands Trulieve Brands V A LU E M ID P R EM IU M Partner Brands

THANK YOU @Trulieve/@Trulieve_IR ir@trulieve.com CSE: TRUL OTCQX: TCNNF